UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30,

Date of reporting period:  November  30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RIVERBRIDGE PARTNERS®

An investment management firm

RIVERBRIDGE GROWTH FUND
Investor Class (RIVRX)
Institutional Class (RIVBX)

RIVERBRIDGE ECO LEADERS® FUND
Investor Class (ECOLX)
Institutional Class (RIVEX)

ANNUAL REPORT
November 30, 2015

RIVERBRIDGE FUNDS
Each a series of Investment Managers Series Trust

Table of Contents

Riverbridge Growth Fund
Shareholder Letter	1
Fund Performance	6
Schedule of Investments	8
Riverbridge Eco Leaders® Fund
Shareholder Letter	11
Fund Performance	16
Schedule of Investments	18
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	37
Supplemental Information	38
Expense Example	43

This report and the financial statements contained herein are provided for the general information of the shareholders of the Riverbridge Funds.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.riverbridge.com

Fellow Shareholder:

The performance of the Riverbridge Growth Fund (the Fund) improved significantly in the Fiscal Year ending Nov. 30, 2015 as compared to Fiscal 2014.  The Fund outperformed its primary benchmark, the Russell 3000 Growth® Index, as well as the S&P 500® Index.   As always, the Riverbridge Investment Team adhered to our investment style, focusing on high quality, well managed companies which we believe can increase their earnings power for sustained periods regardless of overall economic conditions. Our performance goal remains to outperform the benchmark over an entire economic cycle, typically 4-8 years.

	FY 2015	SINCE INCEPTION
Performance	(12/1/14- 11/30/15)	(12/31/12)
Investor Class (RIVRX) at NAV	7.14%	15.03%
Institutional Class (RIVBX) at NAV	7.32%	15.30%
Russell 3000 Growth	6.14%	17.85%
S&P 500	2.75%	16.23%

The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please call (888) 447‐4470 for most recent month end performance. As stated in the current prospectus, the Fund’s gross and net expense ratios for the Investor Class were 1.73% and 1.26%, respectively. The Fund’s gross and net expense ratios for the Institutional Class were 1.48% and 1.01%, respectively. The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses until March 31, 2016. A redemption fee of 1.00% will be imposed on redemptions of shares within 90 days of purchase.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

Market and Economic Environment

On the surface, calendar year 2015 appeared to be a benign year in the U.S. equity market.  The two most widely followed indices, the S&P 500® Index and the Dow Jones Industrial Average, both finished the year close to unchanged.  The S&P 500 barely managed to record its seventh consecutive annual increase, generating a total return of 1.38%, while the Dow Jones Industrial Average registered a small decline of 2.2%.

A closer view, however, reveals that in 2015 volatility returned to the market.  Continued strong overall returns in the first half of 2015 gave way to a sharp selloff in August, caused by concerns over slowing growth in China.   The equity market then resumed its upward trajectory in the fourth quarter.  The Fed’s widely anticipated move in December to raise interest rates for the first time since 2006 gave market participants comfort that the U.S. economy is strong enough to withstand the increase.  Throughout the year, dramatic declines in the price of crude oil and other commodities hurt stocks in the Energy sector but helped companies and consumers by lowering input costs.

As they did in 2014, large cap stocks significantly outperformed small caps in 2015.  The 5.67% return of the large cap Russell 1000 Growth® Index in calendar 2015 significantly exceeded that of the small cap Russell 2000 Growth® Index, which declined 1.38%.  The top performing sector in the broader market was Consumer Discretionary, led by Amazon (AMZN, 2.71% position) and Netflix (not held).  Six of the ten sectors of the S&P 500 generated negative returns for the calendar year.

Performance Discussion

The Fund outperformed both benchmarks in Fiscal 2015 notwithstanding investors’ clear preference for large cap stocks.  The Fund is truly All Cap, consisting of small, mid, and large cap companies in roughly equal proportions.  The benchmark, however, is more heavily weighted toward large caps.  Consequently, the outperformance of large caps in Fiscal 2015 detracted from the portfolio’s relative performance.  Favorable stock selection overall enabled the portfolio to overcome this headwind and outperform the benchmark in each market cap category.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

The top performing sector for the year was Industrials.  This was a dramatic reversal from Fiscal 2014, when market participants favored Industrial companies expected to benefit from an improving U.S. economy.  The Riverbridge Investment Team prefers instead to invest in companies which we believe demonstrate the ability to grow regardless of overall economic conditions.  In Fiscal 2015, that strategy manifested in strong performance by Acuity Brands (AYI, 1.98% position).  AYI is a leading manufacturer of light fixtures for commercial customers.  In a fairly soft non-residential construction market, AYI’s recent strong sales and earnings report demonstrated the power their extensive distribution channel.   Another Industrial holding, Beacon Roofing (BECN, 2.16% position), also performed particularly well.  BECN is a leading distributor of residential and non-residential roofing and exterior building products.  During Fiscal 2015, the company reported solid earnings results featuring higher volumes, good operational discipline, and a better mix with residential and complimentary products, which carry higher margins.

The Fund’s Consumer Discretionary holdings also contributed to performance.  Within this sector, the Fund’s investment in Amazon.com, Inc. (AMZN, 2.71% position) more than doubled in value.  AMZN is the dominant e-commerce retailer and cloud infrastructure provider.  Investors continue to recognize the rapid growth and profitability of AMZN’s cloud business, AWS.  AWS is now on a pace to generate over $8B in annual revenue, is growing more than 70%, and while representing only 8% of the company’s total revenue, contributes just as much profit as all of Amazon’s North American retail business.  Starbucks (SBUX, 4.26% position), the globally dominant leader in retail coffee shops, performed well also.  SBUX continues to exceed growth expectations through higher beverage and food sales, contributions from its Teavana acquisition, and global store openings.

The worst performing sector for the year was Consumer Staples.  Within this sector, Whole Foods (WFM, 0.82% position) declined over 30%.  WFM is the leading retailer of natural and organic foods, with significant store unit expansion opportunity in its markets of the United States, Canada and the United Kingdom.  The stock fell during the year as a result of slower same-store sales growth and price reductions designed to combat increased competition.   A related holding, United Natural Foods (UNFI, 0.66% position), also detracted from performance.  UNFI is the largest organic foods distributor in the U.S., servicing grocery chains, restaurants, and cafeterias.  UNFI’s stock price fell during the year as a result of concerns over the slowing growth of WFM, UNFI’s largest customer, and the loss of two other customers to a lower-priced competitor.  We believe that WFM and UNFI will emerge from this period of transition in the organic foods industry with their industry-leading positions intact.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

Within the Health Care segment, the portfolio’s long-held investment in Cepheid (CPHD, 2.67% position) also hurt results.  CPHD is a molecular diagnostics company, with a platform providing automated sample preparation and rapid diagnosis.  The company’s investment in a more robust sales force has yet to deliver the expected results.  We remain confident in CPHD’s competitive advantages, and in management’s willingness to sacrifice short-term results in order to invest in the preservation and expansion of those advantages.

Outlook

Against the challenging backdrop which influenced the market in 2015, Riverbridge sees reasons for encouragement.  Corporate balance sheets are much stronger than they were in 2008, and are therefore better positioned to withstand external threats such as slowing growth in China.  The market correction in 2015 was also a healthy sign.  Prior to this late summer correction, a historically long four years passed since the last market pullback.  In addition, as previously mentioned, in 2015 market volatility increased significantly over that of the prior few years.  Increased volatility and even the occasional market correction helps to mitigate the conditions that created the 2000 and 2008 market environments.  Market volatility helps to prevent investors from becoming overly optimistic.

Riverbridge is confident about the relative positioning of our portfolios.  Our portfolio companies are not dependent on borrowing to grow their businesses.  Should borrowing costs continue to rise, our companies should be less impacted.  We continue to find compelling companies with predictable earnings growth.  Given the market volatility, some of these compelling companies are selling at more reasonable valuations than in past years.  Though much uncertainty exists in this presidential election year, we are excited for what 2016 may hold.

Thank you for investing in the Riverbridge Growth Fund.

Riverbridge Partners, LLC

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

The views in this report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Risk Disclosures: Investing involves risk, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund invests in foreign securities through the use of ADRs. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. The Fund will typically invest in the securities of fewer issuers. If the Fund's portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price‐to‐book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

Riverbridge Growth Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 3000® Growth Index and the S&P 500® Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.  The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices do not reflect expenses, fees or sales charge, which would lower performance.  These indices are unmanaged and they are not available for investment.

Average Annual Total Return as of November 30, 2015	1 Year	2 Years	Since Inception	Inception Date
Investor Class	7.14%	5.56%	15.03%	12/31/12
Institutional Class	7.32%	5.79%	15.30%	12/31/12
Russell 3000® Growth Index	6.14%	11.17%	17.85%	12/31/12
S&P 500® Index	2.75%	9.58%	16.23%	12/31/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 447-4470.

Gross and net expense ratios for the Investor Class shares were 1.73% and 1.26%, respectively, and for the Institutional Class shares were 1.48% and 1.01%, respectively, which were the amounts stated in the current prospectus.  The Growth Fund’s advisor has contractually agreed to waive its fees and/ or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% and 1.00% of the average daily net assets of the Growth Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.  The Growth Fund’s advisor is permitted to seek reimbursement from the Growth Fund, subject to certain limitations, of fees waived or payments made to the Growth Fund for a period ending of three full fiscal years following the fiscal year in which such reimbursement occurred.

Riverbridge Growth Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.

Riverbridge Growth Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2015

Number of Shares		Value

	COMMON STOCKS – 97.4%
	CONSUMER DISCRETIONARY – 14.4%
2,145	Amazon.com, Inc.*	$1,425,996
24,600	Burberry Group PLC ADR	460,020
59,735	Gentex Corp.	999,665
25,160	Grand Canyon Education, Inc.*	996,839
48,320	LKQ Corp.*	1,424,957
36,605	Starbucks Corp.	2,247,181
		7,554,658
	CONSUMER STAPLES – 1.5%
7,935	United Natural Foods, Inc.*	348,426
14,850	Whole Foods Market, Inc.	432,877
		781,303
	FINANCIALS – 1.2%
15,695	PRA Group, Inc.*	648,360

	HEALTH CARE – 19.8%
9,110	athenahealth, Inc.*	1,528,202
39,185	Cepheid, Inc.*	1,408,309
10,885	Chemed Corp.	1,681,624
18,240	ExamWorks Group, Inc.*	481,901
18,025	MEDNAX, Inc.*	1,286,444
16,615	Neogen Corp.*	981,282
13,880	Patterson Cos., Inc.	632,512
4,365	Perrigo Co. PLC[1]	652,087
28,751	Roche Holding A.G. ADR	962,871
7,260	UnitedHealth Group, Inc.	818,275
		10,433,507
	INDUSTRIALS – 27.4%
4,830	3M Co.	756,281
4,511	Acuity Brands, Inc.	1,041,500
19,655	Advisory Board Co.*	1,058,225
26,605	Beacon Roofing Supply, Inc.*	1,137,896
34,745	Fastenal Co.	1,409,952
25,405	Healthcare Services Group, Inc.	938,461
12,825	HEICO Corp.	660,231
8,875	IHS, Inc. - Class A*	1,094,376
14,775	Proto Labs, Inc.*	1,000,120
37,030	Ritchie Bros Auctioneers, Inc.[1]	992,034
38,575	Rollins, Inc.	1,047,311
5,935	Roper Technologies, Inc.	1,148,363
10,306	Stericycle, Inc.*	1,244,140

Riverbridge Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (continued)
11,720	Verisk Analytics, Inc. - Class A*	$878,414
		14,407,304
	INFORMATION TECHNOLOGY – 27.7%
757	Alphabet, Inc. - Class A*	577,478
759	Alphabet, Inc. - Class C*	563,633
9,050	ANSYS, Inc.*	843,551
25,970	Cisco Systems, Inc.	707,683
6,215	CoStar Group, Inc.*	1,300,427
19,080	Cvent, Inc.*	689,360
18,000	Fiserv, Inc.*	1,732,320
35,860	Linear Technology Corp.	1,639,519
31,855	Microsoft Corp.	1,731,319
33,620	National Instruments Corp.	1,055,668
11,085	QUALCOMM, Inc.	540,837
9,915	salesforce.com, Inc.*	790,126
16,095	Stratasys Ltd.* 1	402,375
7,186	Ultimate Software Group, Inc.*	1,419,235
12,940	Verint Systems, Inc.*	606,239
		14,599,770
	MATERIALS – 5.4%
11,427	Ecolab, Inc.	1,361,642
6,717	International Flavors & Fragrances, Inc.	806,107
5,800	Praxair, Inc.	654,240
		2,821,989
	TOTAL COMMON STOCKS (Cost $41,986,234)	51,246,891

	SHORT-TERM INVESTMENTS – 4.2%
2,193,675	Fidelity Institutional Money Market Fund, 0.12%[2]	2,193,675

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,193,675)	2,193,675

	TOTAL INVESTMENTS – 101.6% (Cost $44,179,909)	53,440,566
	Liabilities less other assets – (1.6)%	(841,237)

	TOTAL NET ASSETS – 100.0%	$52,599,329

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
SUMMARY OF INVESTMENTS
As of November 30, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Information Technology	27.7%
Industrials	27.4%
Health Care	19.8%
Consumer Discretionary	14.4%
Materials	5.4%
Consumer Staples	1.5%
Financials	1.2%
Total Common Stocks	97.4%
Short-Term Investments	4.2%
Total Investments	101.6%
Liabilities less other assets	(1.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Fellow Shareholder:

For the portion of Fiscal 2015 during which The Riverbridge Eco Leaders Fund (the Fund) was operational, the Fund generated positive absolute returns but was unable to keep up with its primary benchmark, the Russell 3000 Growth® Index.  However, the Fund outperformed the S&P 500® Index.  As always, the Riverbridge Investment Team adhered to our investment style, focusing on high quality, well managed companies which we believe can increase their earnings power for sustained periods regardless of overall economic conditions. Our performance goal remains to outperform the benchmark over an entire economic cycle, typically 4-8 years.

	FY 2015	SINCE INCEPTION
Performance	(12/31/14- 11/30/15)	(12/31/14)
Investor Class (ECOLX) at NAV	4.20%	4.20%
Institutional Class (RIVEX) at NAV	4.50%	4.50%
Russell 3000 Growth	6.93%	6.93%
S&P 500	3.01%	3.01%

The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please call (888) 447‐4470 for most recent month end performance. As stated in the current prospectus, the Fund’s gross and net expense ratios for the Investor Class were 1.70% and 1.40%, respectively. The Fund’s gross and net expense ratios for the Institutional Class were 1.45% and 1.15%, respectively. The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses until March 31, 2016. A redemption fee of 1.00% will be imposed on redemptions of shares within 90 days of purchase.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

Market and Economic Environment

On the surface, calendar year 2015 appeared to be a benign year in the U.S. equity market.  The two most widely followed indices, the S&P 500® Index and the Dow Jones Industrial Average, both finished the year close to unchanged.  The S&P 500 barely managed to record its seventh consecutive annual increase, generating a total return of 1.38%, while the Dow Jones Industrial Average registered a small decline of 2.2%.

A closer view, however, reveals that in 2015 volatility returned to the market.  Continued strong overall returns in the first half of 2015 gave way to a sharp selloff in August, caused by concerns over slowing growth in China.   The equity market then resumed its upward trajectory in the fourth calendar quarter.  The Fed’s widely anticipated move in December to raise interest rates for the first time since 2006 gave market participants comfort that the U.S. economy is strong enough to withstand the increase.  Throughout the year, dramatic declines in the price of crude oil and other commodities hurt stocks in the Energy sector but helped companies and consumers by lowering input costs.

As they did in 2014, large cap stocks significantly outperformed small caps in 2015.  The 5.67% return of the large cap Russell 1000 Growth® Index in calendar 2015 significantly exceeded that of the small cap Russell 2000 Growth® Index, which declined 1.38%.  The top performing sector in the broader market was Consumer Discretionary, led by Amazon (AMZN, 2.57% position) and Netflix (not held).  Six of the ten sectors of the S&P 500 generated negative returns for the calendar year.

Performance Discussion

The Fund underperformed the primary benchmark for FY 2015 primarily due to investors’ clear preference for large cap stocks.  The Fund is truly All Cap, consisting of small, mid, and large cap companies in roughly equal proportions.  The benchmark, however, is more heavily weighted toward large caps.  Consequently, the outperformance of large caps in 2015 detracted from the Fund’s relative performance.  Favorable stock selection overall nevertheless enabled the Fund to generate positive returns, and to outperform the S&P 500.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

The top performing sector for the period was Industrials.  The type of Industrial companies which outperformed in calendar 2015 was a dramatic reversal from the prior year, when market participants favored Industrial companies expected to benefit from an improving U.S. economy.  The Riverbridge Investment Team prefers instead to invest in companies which we believe demonstrate the ability to grow regardless of overall economic conditions.  In Fiscal 2015, that strategy manifested in strong performance by Beacon Roofing (BECN, 2.24% position).  BECN is a leading distributor of residential and non-residential roofing and exterior building products.  During Fiscal 2015, the company reported solid earnings results featuring higher volumes, good operational discipline, and a better mix with residential and complimentary products, which carry higher margins.

The Fund’s Consumer Discretionary holdings also contributed to performance.  Within this sector, the Fund’s investment in Amazon.com, Inc. (AMZN, 2.57% position) more than doubled in value.  AMZN is the dominant e-commerce retailer and cloud infrastructure provider.  Investors continue to recognize the rapid growth and profitability of AMZN’s cloud business, AWS.  AWS is now on a pace to generate over $8B in annual revenue, is growing more than 70%, and while representing only 8% of the company’s total revenue, contributes just as much profit as all of Amazon’s North American retail business.  Starbucks (SBUX, 3.88% position), the globally dominant leader in retail coffee shops, performed well also.  SBUX continues to exceed growth expectations through higher beverage and food sales, contributions from its Teavana acquisition, and global store openings.

The worst performing sector for the year was Consumer Staples.  Within this sector, Whole Foods (WFM, 1.32% position) declined over 30%.  WFM is the leading retailer of natural and organic foods, with significant store unit expansion opportunity in its markets of the United States, Canada and the United Kingdom.  The stock fell during the year as a result of slower same-store sales growth and price reductions designed to combat increased competition.   A related holding, United Natural Foods (UNFI, 0.76% position), also detracted from performance.  UNFI is the largest organic foods distributor in the U.S., servicing grocery chains, restaurants, and cafeterias.  UNFI’s stock price fell during the year as a result of concerns over the slowing growth of WFM, UNFI’s largest customer, and the loss of two other customers to a lower-priced competitor.  We believe that WFM and UNFI will emerge from this period of transition in the organic foods industry with their industry-leading positions intact.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

The Fund’s Information Technology holdings detracted from performance during the year.  One position which hurt results was Stratasys (SSYS, 1.48% position).  SSYS is a leading manufacturer of 3D printers for rapid prototyping and manufacturing applications.  Market participants reacted negatively to the company’s strategy of investing in manufacturing capacity and equipment to support growth in 2016 to 2018.  We believe that these investments will lead to strong revenue growth and margin expansion opportunities.  SSYS has a strong balance sheet, a comprehensive product portfolio, established distribution channels, and participates in a growing end market.

Outlook

Against the challenging backdrop which influenced the market in 2015, Riverbridge sees reasons for encouragement.  Corporate balance sheets are much stronger than they were in 2008, and are therefore better positioned to withstand external threats such as slowing growth in China.  The market correction in 2015 was also a healthy sign.  Prior to this late summer correction, a historically long four years passed since the last market pullback.  In addition, as previously mentioned, in 2015 market volatility increased significantly over that of the prior few years.  Increased volatility and even the occasional market correction helps to mitigate the conditions that created the 2000 and 2008 market environments.  Market volatility helps to prevent investors from becoming overly optimistic.

Riverbridge is confident about the relative positioning of our portfolios.  Our portfolio companies are not dependent on borrowing to grow their businesses.  Should borrowing costs continue to rise, our companies should be less impacted.  We continue to find compelling companies with predictable earnings growth.  Given the market volatility, some of these compelling companies are selling at more reasonable valuations than in past years.  Though much uncertainty exists in this presidential election year, we are excited for what 2016 may hold.

Thank you for investing in the Riverbridge Eco Leaders Fund.

Riverbridge Partners, LLC

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

The views in this report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Risk Disclosures: Investing involves risk, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund invests in foreign securities through the use of ADRs. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. The Fund will typically invest in the securities of fewer issuers. If the Fund's portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price‐to‐book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

Riverbridge Eco Leaders® Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 3000® Growth Index and the S&P 500® Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.  The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices do not reflect expenses, fees or sales charge, which would lower performance.  These indices are unmanaged and they are not available for investment.

Total Return as of November 30, 2015	6 Months (Actual)	Since Inception (Cumulative)	Inception Date
Investor Class	2.56%	4.20%	12/31/14
Institutional Class	2.75%	4.50%	12/31/14
Russell 3000® Growth Index	0.94%	6.93%	12/31/14
S&P 500® Index	-0.21%	3.01%	12/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 447-4470.

Gross and net expense ratios for the Investor Class shares were 1.70% and 1.40%, respectively, and for the Institutional Class shares were 1.45% and 1.15%, respectively, which were the amounts stated in the current prospectus.  The Eco Leaders Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.15% of the average daily net assets of the Eco Leaders Fund’s Investor Class and Institutional Class shares, respectively.  This agreement is in effect until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.  The Eco Leaders Fund’s advisor is permitted to seek reimbursement from the Eco Leaders Fund, subject to certain limitations, of fees waived or payments made to the Eco Leaders Fund for a period ending of three full fiscal years following the fiscal year in which such reimbursement occurred.

Riverbridge Eco Leaders® Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.

Riverbridge Eco Leaders Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2015

Number of Shares		Value

	COMMON STOCKS – 100.1%
	CONSUMER DISCRETIONARY – 13.4%
65	Amazon.com, Inc.*	$43,212
470	Dorman Products, Inc.*	22,429
690	Grand Canyon Education, Inc.*	27,338
2,000	LKQ Corp.*	58,980
1,065	Starbucks Corp.	65,380
		217,339
	CONSUMER STAPLES – 2.2%
290	United Natural Foods, Inc.*	12,734
760	Whole Foods Market, Inc.	22,154
		34,888
	FINANCIALS – 1.0%
400	PRA Group, Inc.*	16,524

	HEALTH CARE – 19.8%
320	athenahealth, Inc.*	53,680
1,315	Cepheid, Inc.*	47,261
235	Chemed Corp.	36,305
570	ExamWorks Group, Inc.*	15,059
585	MEDNAX, Inc.*	41,751
565	Neogen Corp.*	33,369
150	Perrigo Co. PLC[1]	22,409
1,020	Roche Holding A.G. ADR	34,160
335	UnitedHealth Group, Inc.	37,758
		321,752
	INDUSTRIALS – 26.7%
151	Acuity Brands, Inc.	34,863
770	Advisory Board Co.*	41,457
880	Beacon Roofing Supply, Inc.*	37,637
1,065	Fastenal Co.	43,218
410	HEICO Corp.	21,107
380	IHS, Inc. - Class A*	46,858
305	Middleby Corp.*	33,562
585	Proto Labs, Inc.*	39,599
1,290	Ritchie Bros Auctioneers, Inc.[1]	34,559
195	Roper Technologies, Inc.	37,730
287	Stericycle, Inc.*	34,647
375	Verisk Analytics, Inc. - Class A*	28,106
		433,343
	INFORMATION TECHNOLOGY – 30.5%
40	Alphabet, Inc. - Class A*	30,514

Riverbridge Eco Leaders Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY (continued)
385	ANSYS, Inc.*	$35,886
545	ChannelAdvisor Corp.*	7,145
160	CoStar Group, Inc.*	33,478
740	Cree, Inc.*	20,454
609	Cvent, Inc.*	22,003
540	Fiserv, Inc.*	51,970
975	Linear Technology Corp.	44,577
345	MAXIMUS, Inc.	19,579
995	Microsoft Corp.	54,078
1,065	National Instruments Corp.	33,441
530	Power Integrations, Inc.	27,401
535	QUALCOMM, Inc.	26,103
905	SciQuest, Inc.*	11,683
995	Stratasys Ltd.* 1	24,875
265	Ultimate Software Group, Inc.*	52,337
		495,524
	MATERIALS – 6.5%
490	Ecolab, Inc.	58,389
214	International Flavors & Fragrances, Inc.	25,682
195	Praxair, Inc.	21,996
		106,067
	TOTAL COMMON STOCKS (Cost $1,584,357)	1,625,437

	SHORT-TERM INVESTMENTS – 3.5%
56,929	Fidelity Institutional Money Market Fund, 0.12%[2]	56,929

	TOTAL SHORT-TERM INVESTMENTS (Cost $56,929)	56,929

	TOTAL INVESTMENTS – 103.6% (Cost $1,641,286)	1,682,366
	Liabilities less other assets – (3.6)%	(58,347)

	TOTAL NET ASSETS – 100.0%	$1,624,019

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Riverbridge Eco Leaders Fund
SUMMARY OF INVESTMENTS
As of November 30, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Information Technology	30.5%
Industrials	26.7%
Health Care	19.8%
Consumer Discretionary	13.4%
Materials	6.5%
Consumer Staples	2.2%
Financials	1.0%
Total Common Stocks	100.1%
Short-Term Investments	3.5%
Total Investments	103.6%
Liabilities less other assets	(3.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Riverbridge Funds
STATEMENTS OF ASSETS AND LIABILITIES
As of November 30, 2015

	Growth	Eco Leaders
Assets:	Fund	Fund
Investments, at value (cost $44,179,909 and $1,641,286, respectively)	$53,440,566	$1,682,366
Receivables:
Fund shares sold	6,100	-
Dividends and interest	41,560	934
Prepaid expenses	15,578	15,669
Prepaid offering costs	-	1,382
Total assets	53,503,804	1,700,351

Liabilities:
Payables:
Investment securities purchased	790,682	-
Shareholder servicing fees (Note 8)	6,806	1,398
Distribution fees (Note 7)	1,006	42
Advisory fees	23,906	-
Auditing fees	17,524	16,750
Transfer agent fees and expenses	15,755	14,888
Fund accounting fees	14,898	9,713
Fund administration fees	10,827	7,305
Custody fees	7,327	2,514
Legal fees	2,738	4,059
Chief Compliance Officer fees	2,259	1,362
Trustees' fees and expenses	561	523
Offering costs - Advisor	-	12,738
Accrued other expenses	10,186	5,040
Total liabilities	904,475	76,332
Net Assets	$52,599,329	$1,624,019

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$42,365,738	$1,553,052
Accumulated net realized gain on investments	972,934	29,887
Net unrealized appreciation on investments	9,260,657	41,080
Net Assets	$52,599,329	$1,624,019

Investor Class:
Net assets applicable to shares outstanding	$4,902,647	$213,550
Shares of beneficial interest issued and outstanding	335,192	20,485
Net asset value, offering and redemption price per share	$14.63	$10.42

Institutional Class:
Net assets applicable to shares outstanding	$47,696,682	$1,410,469
Shares of beneficial interest issued and outstanding	3,237,289	135,000
Net asset value, offering and redemption price per share	$14.73	$10.45

See accompanying Notes to Financial Statements.

Riverbridge Funds
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2015

	Growth	Eco Leaders
Investment Income:	Fund	Fund*
Dividends (net of foreign withholding taxes of $5,199 and $202, respectively)	$416,118	$9,737
Interest	1,435	63
Total investment income	417,553	9,800

Expenses:
Advisory fees	357,369	12,853
Fund administration fees	63,246	42,355
Fund accounting fees	53,774	34,326
Transfer agent fees and expenses	52,751	35,929
Registration fees	38,944	35,115
Custody fees	20,896	8,799
Auditing fees	17,519	16,750
Shareholder servicing fees (Note 8)	16,825	1,420
Legal fees	15,486	16,245
Distribution fees (Note 7)	14,623	425
Shareholder reporting fees	12,216	4,581
Chief Compliance Officer fees	10,284	6,201
Miscellaneous	9,001	5,521
Trustees' fees and expenses	5,501	4,855
Insurance fees	1,206	1,096
Offering costs	-	24,918

Total expenses	689,641	251,389
Advisory fees waived	(198,560)	(12,853)
Other expenses absorbed	-	(221,688)
Net expenses	491,081	16,848
Net investment loss	(73,528)	(7,048)

Realized and Unrealized Gain from Investments:
Net realized gain on investments	1,082,719	33,776
Net change in unrealized appreciation/depreciation on investments	2,393,696	41,080
Net realized and unrealized gain on investments	3,476,415	74,856

Net Increase in Net Assets from Operations	$3,402,887	$67,808

*	The fund commenced operations December 31, 2014.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2015	November 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(73,528)	$(52,011)
Net realized gain on investments	1,082,719	1,054,150
Net change in unrealized appreciation/depreciation on investments	2,393,696	808,646
Net increase in net assets resulting from operations	3,402,887	1,810,785

Distributions to Shareholders:
From net realized gain
Investor class	(190,834)	(30,905)
Institutional class	(845,982)	(124,176)
Total distributions to shareholders	(1,036,816)	(155,081)

Capital Transactions:
Net proceeds from shares sold:
Investor class	887,292	4,510,731
Institutional class	13,351,961	17,828,817
Reinvestment of distributions:
Investor class	183,430	30,357
Institutional class	694,776	97,521
Cost of shares redeemed:
Investor class[1]	(5,261,879)	(2,180,288)
Institutional class[2]	(6,102,034)	(7,053,427)
Net increase in net assets from capital transactions	3,753,546	13,233,711

Total increase in net assets	6,119,617	14,889,415

Net Assets:
Beginning of period	46,479,712	31,590,297
End of period	$52,599,329	$46,479,712

Capital Share Transactions:
Shares sold:
Investor class	63,549	334,702
Institutional class	944,245	1,319,897
Shares reinvested:
Investor class	13,617	2,260
Institutional class	51,313	7,245
Shares redeemed:
Investor class	(383,335)	(161,903)
Institutional class	(430,844)	(524,878)
Net increase from capital share transactions	258,545	977,323

[1]	Net of redemption fee proceeds of $301 and $957, respectively.
[2]	Net of redemption fee proceeds of $4,100 and $2,421, respectively.

See accompanying Notes to Financial Statements.

Riverbridge Eco Leaders Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period December 31, 2014* through November 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(7,048)
Net realized gain on investments	33,776
Net change in unrealized appreciation/depreciation on investments	41,080
Net increase in net assets resulting from operations	67,808

Capital Transactions:
Net proceeds from shares sold:
Investor class	216,614
Institutional class	1,350,000
Cost of shares redeemed:
Investor class[1]	(10,403)
Net increase in net assets from capital transactions	1,556,211

Total increase in net assets	1,624,019

Net Assets:
Beginning of period	-
End of period	$1,624,019

Capital Share Transactions:
Shares sold:
Investor class	21,501
Institutional class	135,000
Shares redeemed:
Investor class	(1,016)
Net increase from capital share transactions	155,485

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $11

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2015		For the Year Ended November 30, 2014		For the Period December 31, 2012* through November 30, 2013
Net asset value, beginning of period	$13.97		$13.50		$10.00
Income from Investment Operations:
Net investment loss[1]	(0.05)		(0.04)		(0.04)
Net realized and unrealized gain on investments	1.02		0.58		3.53
Total from investment operations	0.97		0.54		3.49

Less Distributions:
From net realized gain	(0.31)		(0.07)		-
Total distributions	(0.31)		(0.07)		-

Redemption fee proceeds[1]	-	[2]	-	[2]	0.01

Net asset value, end of period	$14.63		$13.97		$13.50

Total return[3]	7.14%		3.99%		35.00%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$4,902		$8,962		$6,293

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.67%		1.72%		2.25%	[5]
After fees waived and expenses absorbed	1.25%		1.25%		1.25%	[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.79)%		(0.79)%		(1.37)%	[5]
After fees waived and expenses absorbed	(0.37)%		(0.32)%		(0.37)%	[5]

Portfolio turnover rate	25%		22%		9%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2015		For the Year Ended November 30, 2014		For the Period December 31, 2012* through November 30, 2013
Net asset value, beginning of period	$14.04		$13.53		$10.00
Income from Investment Operations:
Net investment loss[1]	(0.02)		(0.01)		(0.01)
Net realized and unrealized gain on investments	1.02		0.59		3.54
Total from investment operations	1.00		0.58		3.53

Less Distributions:
From net realized gain	(0.31)		(0.07)		-
Total distributions	(0.31)		(0.07)		-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$14.73		$14.04		$13.53

Total return[3]	7.32%		4.28%		35.30%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$47,697		$37,518		$25,297

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.42%		1.47%		2.00%	[5]
After fees waived and expenses absorbed	1.00%		1.00%		1.00%	[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.54)%		(0.54)%		(1.12)%	[5]
After fees waived and expenses absorbed	(0.12)%		(0.07)%		(0.12)%	[5]

Portfolio turnover rate	25%		22%		9%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Eco Leaders Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period December 31, 2014* through November 30, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.07)
Net realized and unrealized gain on investments	0.49
Total from investment operations	0.42

Redemption fee proceeds[1]	-	[2]

Net asset value, end of period	$10.42

Total return[3]	4.20%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$214

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	17.82%	[5]
After fees waived and expenses absorbed	1.40%	[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(17.13)%	[5]
After fees waived and expenses absorbed	(0.71)%	[5]
Portfolio turnover rate	12%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Eco Leaders Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period December 31, 2014* through November 30, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.04)
Net realized and unrealized gain on investments	0.49
Total from investment operations	0.45

Net asset value, end of period	$10.45

Total return[2]	4.50%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,410

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	17.57%	[4]
After fees waived and expenses absorbed	1.15%	[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(16.88)%	[4]
After fees waived and expenses absorbed	(0.46)%	[4]
Portfolio turnover rate	12%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

Note 1 – Organization
Riverbridge Growth Fund (the ‘‘Growth Fund’’), and Riverbridge Eco Leaders Fund (the “Eco Leaders Fund”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Growth Fund seeks to achieve long-term capital appreciation.  The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

The Eco Leaders Fund seeks to achieve long-term capital appreciation.  The Fund commenced investment operations on December 31, 2014, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Eco Leaders Fund incurred offering costs of approximately $26,300, which are amortized over a one‐year period from December 31, 2014 (commencement of operations).

(c) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2013-2015 for the Growth Fund and open year ended November 30, 2015 for Eco Leaders Fund, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Riverbridge Partners, LLC (the “Advisor”).  Under the terms of the Agreement, the Growth Fund and the Eco Leaders Fund pay a monthly investment advisory fee to the Advisor at the annual rate of 0.75% and 0.90%, respectively, of the Funds’ average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.25% and 1.00% of the average daily net assets of the Growth Fund’s Investor Class and Institutional Class shares, respectively. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of the Eco Leaders Fund’s Investor Class and Institutional Class shares, respectively. This agreement is effective until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the periods ended November 30, 2015, the Advisor waived its advisory fees and absorbed other expenses totaling $198,560 and $234,541 for the Growth Fund and Eco Leaders Fund, respectively.  The Advisor may recover from the Funds fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  At November 30, 2015, the amount of these potentially recoverable expenses was $595,388 and $234,541 for the Growth Fund and Eco Leaders Fund, respectively.  The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

	Growth Fund	Eco Leaders Fund
2016	$193,077	$-
2017	203,751	-
2018	198,560	234,541

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the periods ended November 30, 2015, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the periods ended November, 2015, are reported on the Statements of Operations.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Note 4 – Federal Income Taxes
At November 30, 2015, gross unrealized appreciation and depreciation of investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Growth Fund	Eco Leaders Fund
Cost of investments	$44,297,650	$1,641,286

Gross unrealized appreciation	$11,258,334	$178,563
Gross unrealized depreciation	(2,115,418)	(137,483)

Net unrealized appreciation on investments	$9,142,916	$41,080

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Funds	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Growth Fund	$1,101	$73,528	$(74,629)
Eco Leaders Fund	(3,159)	7,048	(3,889)

As of November 30, 2015, the components of accumulated earnings/deficit on a tax basis were as follows:

	Growth Fund	Eco Leaders Fund
Undistributed ordinary income	$180,449	$29,887
Undistributed long-term capital gains	910,226	-
Tax accumulated earnings	1,090,675	29,887

Accumulated capital and other losses	-	-
Net unrealized appreciation on investments	9,142,916	41,080
Total accumulated earnings	$10,233,591	$70,967

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The tax character of the distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014, were as follows:

	Growth Fund		Eco Leaders Fund
Distributions paid from:	2015	2014	2015
Ordinary Income	$110,320	$155,081	$-
Net long-term capital gains	926,496	-	-
Total taxable distributions	1,036,816	155,081	-

Total distributions paid	$1,036,816	$155,081	$-

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the periods ended November 30, 2015, the Growth Fund and Eco Leaders Fund received $4,401 and $11, respectively, in redemption fees.

Note 6 – Investment Transactions
For the periods ended November 30, 2015 the Growth Fund and the Eco Leaders Fund, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Growth Fund	$15,464,720	$11,767,372
Eco Leaders Fund	1,735,494	184,914

Note 7 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to the Investor Class, payable to IMST Distributors, LLC.  The Institutional Class does not pay any distribution fees.

For the periods ended November 30, 2015 for the Growth Fund and Eco Leaders Fund, distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the periods ended November 30, 2015 for the Growth Fund and Eco Leaders Fund, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Note 9 – Indemnifications
In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, each Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2015, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Growth Fund Investments
Common Stocks*	$51,246,891	$-	$-	$51,246,891
Short-Term Investments	2,193,675	-	-	2,193,675
Total Investments	$53,440,566	$-	$-	$53,440,566

	Level 1	Level 2**	Level 3**	Total
Eco Leaders Fund Investments
Common Stocks*	$1,625,437	$-	$-	$1,625,437
Short-Term Investments	56,929	-	-	56,929
Total Investments	$1,682,366	$-	$-	$1,682,366

*	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedules of Investments.
**	The Funds did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at periods end for the Funds.

Note 11 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Periods End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The Funds declared the payment of a distribution to be paid, on December 16, 2015, to shareholders of record on December 15, 2015 as follows:

		Long Term Capital Gain	Short Term Capital Gain	Income
Growth Fund	Investor Class	$0.25454	$0.05047	$0.00
Growth Fund	Institutional Class	0.25454	0.05047	0.00
Eco Leaders Fund	Investor Class	0.00	0.18885	0.00
Eco Leaders Fund	Institutional Class	0.00	0.18885	0.00

There were no other events or transactions that occurred during these periods that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Riverbridge Growth Fund and Riverbridge Eco Leaders Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2015, and with respect to Riverbridge Growth Fund the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period December 31, 2012 (commencement of operations) to November 30, 2013 and with respect to Riverbridge Eco Leaders Fund the related statement of operations, statement of changes in net assets and the financial highlights for the period December 31, 2014 (commencement of operations) to November 30, 2015.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Riverbridge Growth Fund and Riverbridge Eco Leaders Fund as of November 30, 2015, and the results of their operations, and the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

Riverbridge Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gains Designation
Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Growth Fund hereby designates $926,496 as long-term capital gains distributed during the year ended November 30, 2015.

Qualified Dividend Income
For the year ended November 30, 2015, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Growth Fund is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended November 30, 2015, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Growth Fund qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 447-4470.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	77	None.
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

Riverbridge Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	Chairman (2016 – present), and President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 - 2015).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC (2006 – 2015).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC (2006 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Riverbridge Growth Fund and Riverbridge Eco Leaders Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Riverbridge Partners, LLC (the “Investment Advisor”) with respect to the Riverbridge Eco Leaders Fund (the “Eco Leaders Fund”) and Riverbridge Growth Fund (the “Growth Fund”) series of the Trust (the “Funds”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Performance Peer Group”) from its relevant fund universe (each a “Performance Universe”) for various periods ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of each Fund to those of a group of comparable funds selected by Morningstar, Inc. (each an “Expense Peer Group”) from its relevant fund universe (each an “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund.  The materials they reviewed indicated the following:

•	The total return of the Eco Leaders Fund for the three-month period was below the median returns of the Large Core Growth Performance Universe and the Performance Peer Group by 0.77% and 0.29%, respectively, and slightly below the Russell Mid Cap Growth Index return by 0.05%. The Board noted that the Fund had commenced operations on December 31, 2014, that therefore, performance results for the Fund were reported for a very short period, and that performance over a longer term would be more meaningful.

•	The total return of the Growth Fund for the one-year period was below the Performance Peer Group median by 4.51%, the return of the Russell 3000 Growth Index by 2.77%, and the Mid High Growth Performance Universe median by 2.22%. The Board noted that the Fund’s total return in 2013 was in the second quartile of funds in the Performance Universe, that performance results were reported for a relatively short period, and that performance over a longer term would be more meaningful.

Riverbridge Growth Fund and Riverbridge Eco Leaders Fund
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Funds.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Funds.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund are satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of each Fund.  The materials reviewed by the Board indicated the following:

•	The investment advisory fees (gross of fee waivers) of the Eco Leaders Fund were above the Expense Peer Group and Mid-Cap Growth Expense Universe medians by 0.17% and 0.15%, respectively. The Fund total expenses (net of fee waivers) were 0.21% higher than the Expense Peer Group median and 0.17% higher than the Expense Universe median. The Board considered, however, that in addition to assessing a potential investment’s traditional investment criteria, the Investment Advisor must also assess the issuer’s environmental impact, which requires additional work and resources. The Board also considered that the Fund had less than $2 million in assets, and the average asset sizes of funds in the Expense Peer Group and Expense Universe were $197 million and $628 million, respectively. The Board noted that the Fund’s advisory fee was below the average fee charged by the Investment Advisor to other clients to manage institutional separate accounts using the same investment strategies as those used by the Fund.

•	The investment advisory fees (gross of fee waivers) paid by the Growth Fund were below the medians of the Expense Peer Group median and the Mid-Cap Growth Expense Universe, and the Fund’s total expenses (net of fee waivers) were below the Expense Peer Group median and slightly above the Expense Universe median (by 0.02%). The Board noted that the Fund’s advisory fee was below the average fee charged by the Investment Advisor to other clients to manage institutional separate accounts using the same investment strategies as those used by the Fund.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement with respect to each Fund is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to each Fund for the year ended April 30, 2015, noting that the Investment Advisor had waived a significant portion of its fees with respect to the Growth Fund; that in addition to waiving its entire fee with respect to the Eco Leaders Fund, the Investment Advisor was subsidizing certain of that Fund’s operating expenses; and that the Investment Advisor was not realizing any profit with respect to either Fund. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds other than investment advisory fees, including research made available to it by broker-dealers providing execution services to the Funds and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Funds’ assets grow.

Riverbridge Growth Fund and Riverbridge Eco Leaders Fund
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Riverbridge Funds
EXPENSE EXAMPLES
For the Six Months Ended November 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Investor Class only), and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses
The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the rows titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Riverbridge Growth Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Investor Class	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual Performance	$1,000.00	$1,027.40	$6.35
Hypothetical (5% annual return before expenses)	1,000.00	1,018.81	6.32

Institutional Class	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual Performance	$1,000.00	$1,028.60	$5.08
Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 1.00% Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Riverbridge Funds
EXPENSE EXAMPLES – Continued
For the Six Months Ended November 30, 2015 (Unaudited)

Riverbridge Eco Leaders Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Investor Class	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual Performance	$1,000.00	$1,025.60	$7.10
Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	7.08

Institutional Class	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual Performance	$1,000.00	$1,027.50	$5.84
Hypothetical (5% annual return before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% and 1.15% Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

RIVERBRIDGE FUNDS
Each a series of Investment Managers Series Trust

Investment Advisor
Riverbridge Partners, LLC
 1200 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
 Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
 Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
 Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Riverbridge Growth Fund - Investor Class	RIVRX	46141P 305
Riverbridge Growth Fund - Institutional Class	RIVBX	46141P 404
Riverbridge Eco Leaders® Fund – Investor Class	ECOLX	46141P 602
Riverbridge Eco Leaders® Fund – Institutional Class	RIVEX	46141P 701

Privacy Principles of the Riverbridge Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Riverbridge Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (888) 447-4470  or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 447-4470 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Riverbridge Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 447-4470

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-447-4470.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$29,250	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/5/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/5/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/5/2016